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                                                                   EXHIBIT 10.25

              AMENDED AND RESTATED DEFERRED COMPENSATION AGREEMENT

         THIS AMENDED AND RESTATED DEFERRED COMPENSATION AGREEMENT, entered into as of the 31st day of December 1997, is by and between Talon Automotive Group L.L.C. (the "Company"), a Michigan limited liability company with offices located at 900 Wilshire Drive, Suite 203, Troy, Michigan 48084, and the undersigned (the "Employee"), an individual.

                                   WITNESSETH:

         WHEREAS, the Employee and Company entered into that certain Deferred Compensation Agreement dated January 1, 1997 (the "Agreement") in order to enable the Company to provide additional incentives to the Employee to exert his best efforts on behalf of the Company and to advance the Company's best interests; and

         WHEREAS, the Company and Employee desire to amend and restate the Agreement, upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the Agreement is hereby amended and restated as follows:

         1. Deferred Compensation Benefits. Subject to the terms and conditions set forth herein, the Employee shall be entitled to receive a deferred compensation benefit from the Company equal to the Vested Portion (as hereinafter defined) of the Allocated Amounts (as hereinafter defined), as deferred compensation benefits, payable as set forth in Section 4 hereof.

         2. Deferred Compensation Account. Subject to the terms and conditions set forth herein, the Company shall establish a deferred compensation account (the "Account") for the benefit of the Employee, and allocate certain amounts (the "Allocated Amounts") to the Account determined as follows:

                  a. Effective as of January 1, 1997, the Company shall allocate to the Account an amount as determined on Exhibit A attached hereto;

                  b. Commencing with the calendar year ending as of December 31, 1997 (provided that the Employee shall be employed by the Company or a member of the Talon Automotive Group on such date), and continuing for each calendar year thereafter until the earlier of an Initial Public Offering (as hereinafter defined), a Change of Control (as hereinafter defined), a Bond Offering (as hereinafter defined), or a Termination Event (as hereinafter defined), the Company shall allocate to the Account an amount equal to Designated Percentage (as hereinafter defined) of the Total Distributions (as hereinafter defined) for such calendar year; provided, however, notwithstanding the foregoing:

                     i. For purposes of the calculation of the amounts to
                  be allocated to the Account pursuant to this Section 2(b), effective as of January 1, 1998, there shall be excluded from the amount of Total Distributions the first One Million ($1,000,000) Dollars of Total Distributions following January 1, 1998;



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                           ii.  For the calendar year in which the earlier of
                  such Initial Public Offering, Change of Control, Bond Offering or Termination Event shall occur, there shall only be allocated to the Account an amount equal to the Designated Percentage of the Total Distributions through the date of such event (after taking into account any adjustment required pursuant to Section 2(b)(i) above); and

                           iii. Upon the occurrence of the earlier of an Initial
                  Public Offering, Change of Control, Bond Offering or Termination Event, no amounts shall be allocated to the Account pursuant to Section 2(b) hereof following the date of such event.

                  c. The outstanding balance of any Vested Portion of any Allocated Amounts shall be increased on an annual basis from and after the end of the calendar year in which such amounts became vested, until the end of the calendar year immediately preceding the Termination Event, at the rate of Six (6%) percent per annum;

                  d. Upon the occurrence of a Termination Event, the outstanding balance of any Vested Portion of any Allocated Amounts shall be reduced by an amount equal to the Designated Percentage of any Shortfall Amount (as hereinafter defined); and

                  e. Upon the occurrence of a Termination Event, in the event that the Value Increase (as defined in Exhibit A attached hereto) as of the end of the calendar year immediately preceding the Termination Event should be less than Thirty Six Million ($36,000,000) Dollars, then in such event the Vested Portion of all Allocated Amounts allocated to the account pursuant to Section 2(b) hereof shall be reduced by an amount equal to Two and 5/10 (2.5%) percent of the aggregate amount of all Total Distributions upon which the amounts allocated to the account pursuant to Section 2(b) hereof were based.

         3. Definitions. For purposes hereof, the following terms shall have the following meanings:

                  a. "Bond Offering" shall mean any private or public offering by the Company (or its successors in interest) of senior subordinated notes;

                  b. "Designated Management Fees" shall mean the aggregate amount of all management and consulting fees paid by the Talon Automotive Group to Talon L.L.C. in excess of Seven Hundred Thousand ($700,000) Dollars for a particular calendar year, which amount may be amended from time to time by the Company in its reasonable discretion.

                  c. "Designated Percentage" shall mean (i) for the period from January 1, 1997 through December 31, 1997, Five and 5/10 (5.5%) percent, and (ii) for the period after December 31, 1997, Eight (8%) percent.

                  d. "Initial Public Offering" shall mean the first instance in which the stock of the Company shall be offered for sale to the public following a successful registration of such stock


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         with the United States Securities and Exchange Commission;

                 e. "Fair Market Value of the Talon Automotive Group" as of the end of any particular calendar year shall mean the combined fair market value of all members of the Talon Automotive Group as of such date as determined by an appraisal thereof by Roney & Co. (or such other company as designated by the Company from time to time), or in the event that the stock (or equity interests) of any member of the Talon Automotive Group shall be publicly traded at such date, then the applicable fair market value of such entity shall be equal to the closing price quotation of such stock (or equity interests) as of such date multiplied by the total number of outstanding shares of stock (or equity interests) of such entity as of such date;

                  f. "Net Shareholder Distributions" for any particular calendar year (or other period) shall be equal to the aggregate sum of all shareholder and equityholder dividends and distributions made in cash by the Talon Automotive Group to their shareholders during such period; provided, however, in the event that any member of the Talon Automotive Group shall have elected to be treated as an S Corporation pursuant to Sections 1361-1363 of the Internal Revenue Code of 1986 (as amended or superseded from time to time) for such calendar year (or other period), then Net Shareholder Distributions shall not include an aggregate amount equal to the maximum amount of all federal and state income taxes payable by such shareholders for such calendar year (or other period) as a result of such S Corporation status, using a maximum combined federal and state income tax rate equal to forty two (42%) percent, which percentage shall be subject to adjustment by the Company in its reasonable discretion based upon future changes in such maximum combined federal and state income tax rate.

                  g. "Talon Automotive Group" shall mean and include the Company, Hawthorne Metal Products Co., J & R Manufacturing, Inc., VS Holdings Inc. and, effective December 8, 1997, Production Stamping, Inc.; provided, however (i) in the event of any merger or consolidation of any of such companies, then Talon Automotive Group shall include all of such companies as so merged or consolidated, together with all of their wholly-owned subsidiaries, and (ii) in the event any such entity shall at any time cease to be under the direct or indirect control of Randolph J. Agley and/or Michael T. Timmis and/or their respective immediate families (or trusts for their benefit), then such entity shall no longer be considered a member of the Talon Automotive Group.

                  h. "Shortfall Amount" shall mean that amount, if any, by which the Threshold Amount (as hereinafter defined) as of the end of the calendar year immediately preceding the Termination Event shall be in excess of the Fair Market Value of the Talon Automotive Group as of the end of the calendar year immediately preceding the Termination Event.

                  i. "Termination Event" shall mean the termination of the Employee's employment with the Company and any member of the Talon Automotive Group for any reason.

                  j. "Threshold Amount" shall be an amount computed on an annual basis as of December 31 of each year commencing as of December 31, 1996, and shall be equal to the product of:


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                           i.       One and 5/100 (1.05); multiplied by

                           ii.      the sum of the following:

                                    a. The Threshold Amount as of December 31
                           of the immediately preceding year; and

                                    b. the aggregate amount of all additional
                           equity invested in the members of the Talon
                           Automotive Group by their shareholders or equityholders during the immediately preceding calendar year (excluding, however, any equity invested in Production Stamping, Inc. during calendar year 1998);

         ---provided, however, the Threshold Amount as of December 31, 1995 shall be equal to Eighteen Million Five Hundred Forty Four Thousand ($18,544,000) Dollars, which represents the Fair Market Value of the Talon Automotive Group (as defined herein) as of December 31, 1995.

                  k. "Total Distributions" for any calendar year shall mean the sum of the Net Shareholder Distributions (as defined herein) for such calendar year and the Designated Management Fees (as defined herein) for such calendar year.

                  l. "Vested Portion" as of any particular date occurring on or prior to the Termination Event shall mean all Allocated Amounts which have been allocated to the Account as of that date which is three (3) years immediately preceding such date; provided, however, notwithstanding the foregoing:

                           i. In the event that the Termination Event is as a result of the any of the following events:

                           a)       the Employee's Disability;

                           b)       the Employee's death;

                           c)       a Change of Control;

                           d) the Involuntary Termination of the Employee within twenty four (24) months following a Change of Control; or

                           e) a voluntary termination by the Employee of his employment on or after that date upon which the Employee attains the age of sixty two (62) years;

                  ---then in any of such events, the Vested Portion as of the date of the Termination Event shall mean all Allocated Amounts which have been allocated to the Account as of the


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                  end of the immediately preceding calendar year.

                           ii. The Vested Portion of all Allocated Amounts which have been allocated to the Account as of December 31, 1997 shall mean all Allocated Amounts which have been allocated to the Account as of December 31, 1997.

                           iii. In the event of a Bond Offering, then the Vested
                  Portion as of the date of such Bond Offering shall mean all Allocated Amounts which have been allocated to the Account through the date of such Bond Offering.

         For purposes hereof, the terms "Disability", "Change of Control" and "Involuntary Termination" shall have the same meanings set forth in the Company's Equity Ownership Plan.

         4. Payment of Deferred Compensation Benefits. In the event of a Termination Event, the Vested Portion of the Allocated Amounts shall be paid to the Employee as follows:

                  a. The Vested Portion of the Allocated Amounts shall be paid to the Employee in twenty (20) equal consecutive quarterly installments commencing on the last day of the first calendar quarter which is at least ninety (90) days following the Termination Event, and continuing on the last day of each of the next succeeding nineteen (19) calendar quarters thereafter;

                  b. The unpaid balance of the Vested Portion of the Allocated Amounts shall bear interest from and after the Termination Event at a per annum rate equal to the prime rate of interest charged from time to time by the Company's primary bank, which interest shall be payable quarterly with the foregoing installments until such amount is paid in full;

                  c. Notwithstanding anything contained herein to the contrary:

                           i. The Company shall have the right in its sole discretion to pay the balance of the Vested Portion of the Allocated Amounts over a shorter period than provided herein or in a lump sum payment as it may deem appropriate;

                           ii. The Company shall have the right to deduct any federal, state, local or employment or withholding taxes which the Company deems are required by law to be withheld from any amounts payable to a Employee hereunder or otherwise; and

                           iii. In the event that the Employee shall voluntarily
                  terminate his employment or in the event that the Employee should be terminated for Cause (as defined in the Company's Equity Ownership Plan), in each case on or before December 31, 1998, then in either such event the Employee shall only be entitled to receive Thirty Three (33%) percent of the Vested Portion of the Allocated Amounts payable as set forth above, and all rights to receive any other amounts or payments hereunder (including, without limitation, all rights to the balance of the Vested Portion of the Allocated Amounts) shall be forfeited;


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



                           iv. In the event that the Employee shall voluntarily terminate his employment or in the event that the Employee should be terminated for Cause (as defined in the Company's Equity Ownership Plan), in each case during calendar year 1999, then in either such event the Employee shall only be entitled to receive Sixty-Seven (67%) percent of the Vested Portion of the Allocated Amounts payable as set forth above, and all rights to receive any other amounts or payments hereunder (including, without limitation, all rights to the balance of the Vested Portion of the Allocated Amounts) shall be forfeited;

                           v. In the event that the Employee shall at any time fail to comply with the terms and conditions of Sections 5 or 6 of this Agreement, then the Employee shall only be entitled to receive Fifty (50%) percent of the Vested Portion of the Allocated Amounts, payable as set forth above, and all rights to receive any other amounts or payments hereunder (including, without limitation, the balance of the Vested Portion of the Allocated Amounts) shall be forfeited; and

                           vi. In the event of a Change of Control and the Employee is requested by the Company, its successor or the purchaser to continue to be employed by the Company, its successor or such purchaser for a salary and upon such other financial terms and conditions comparable to those received by the Employee from the Company at such time, for a minimum period not to exceed one (1) year following such Change of Control, the Employee shall so continue such employment, and, in the event the Employee refuses such continued employment or does not continue such employment for such minimum period, then in such event the Employee shall only be entitled to receive Fifty (50%) percent of the Vested Portion of the Allocated Amounts, and all rights to the balance of the Vested Portion of the Allocated Amounts and the Account shall be forfeited.

                  d. In the event of a Change of Control on or before the Termination Date, and provided the Employee has complied with the terms of Section 4(c)(vi) hereof, then, notwithstanding anything herein to the contrary: (i) if the Employee is requested to continue to be employed as provided in Section 4(c)(vi) hereof, then the Vested Portion of the Allocated Amounts shall be paid to the Employee in twelve (12) equal consecutive quarterly installments with the first installment commencing on the last day of the first calendar quarter which is at least ninety (90) days following the Change of Control, or
         (ii) if the Employee is not requested to continue to be employed as provided in Section 4(c)(vi) hereof, then the Vested Portion of the Allocated Amounts shall be paid to the Employee in eight (8) equal consecutive quarterly installments with the first installment commencing on the last day of the first calendar quarter which is at least ninety (90) days following the Change of Control. The Employee shall have the right, upon written notice thereof to the Company, to cause the Company to place the installments payable under this Section 4(d) in escrow with an independent escrow agent appointed by the Company in its discretion, in order to secure the payment of such installments to the Employee, and upon terms and conditions reasonably acceptable to the Company and the Employee.


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



5.       Non-Compete.

                  a. The Employee hereby acknowledges and recognizes the highly competitive nature of the businesses of the Talon Automotive Group and accordingly agrees in consideration hereof, during the period the Employee is employed by the Company or any member of the Talon Automotive Group and thereafter for the longer of two (2) years or that period in which the Employee is entitled to any payments pursuant to the terms hereof, for purposes of this Agreement, he will not directly or indirectly (except as a passive investor in less than one (1%) percent of the outstanding capital stock of a publicly traded corporation or in his capacity as an employee of the Company):

                           i. conduct, engage in, have an interest in, or aid or
                  assist any person or entity in conducting, engaging or having an interest in (whether as an owner, principal, lender, stockholder, partner, employer, employee, consultant, officer, director or otherwise) anywhere within the Territory (as hereinafter defined):

                                    (a) any business or enterprise (whether or
                           not for profit) which offers or performs any services which are the same as or similar to or competitive with those now or hereafter provided by the Company or any member of the Talon Automotive Group; or

                                    (b) any business or enterprise (whether or
                           not for profit) which develops, manufactures or sells any products which are the same as or in any manner similar to or competitive with those developed, manufactured or sold the Company or any member of the Talon Automotive Group; or

                                    (c) any other business or enterprise
                           (whether or not for profit) which is competitive with the business of the Company or any member of the Talon Automotive Group;

                           ii. Solicit, divert, take away, interfere with or accept any business from any customers, suppliers, trade or patronage of the Company or any member of the Talon Automotive Group, or take any actions which are materially adverse to or materially injurious to the Company or any member of the Talon Automotive Group or which materially and adversely affect the business of the Company or any member of the Talon Automotive Group or their relationships with their employees, customers or suppliers; or

                           iii. Engage, employ, attempt to engage or employ or
                  solicit for engagement or employment any employee or sales representative of the Company or any member of the Talon Automotive Group, or induce or otherwise advise any employee or sales representative to leave the employ or engagement of the Company or any member of the Talon Automotive Group or to engage in any of the activities prohibited hereby.

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

                  b. For purposes hereof, the "Territory" shall mean and include the United States of America, Canada and Mexico.

                  c. It is expressly understood and agreed that although the Employee and the Company consider the provisions hereof, including the restrictions as to Territory set forth in this Section above to be reasonable for the purpose of preserving for the Company and each Affiliated Group, their businesses and goodwill and other proprietary rights.

                  d. Notwithstanding anything to the contrary in this Agreement, in the event of a violation of any of the covenants set forth in this
         Section 5 by the Employee, the Company shall have all of the remedies set forth in Section 4(c)(iii) hereof; provided, however, the remedies set forth in said Section 4(c)(iii) shall be the sole and exclusive remedies of the Company for any violation by the Employee of such covenants.

         6. Confidentiality. The Employee shall, while employed by the Company and thereafter, preserve in confidence all proprietary information heretofore or hereafter acquired by him or disclosed to him relating to machines, processes, practices, products, inventions, improvement, or developments of the Talon Automotive Group or in which the Talon Automotive Group is interested and all other confidential or proprietary information of any kind or nature pertaining to the business of the Talon Automotive Group, and the Employee will not disclose any such information to any other person without the express authorization of the Company or make use of such information for the Employee's personal benefit or for the benefit of any person other than the Talon Automotive Group or assist others in using such information.

         7. Employment. Nothing contained in this Agreement or in any modifications to this Agreement shall give the Employee any right to employment by the Company, either expressed or implied, or constitute any evidence of any agreement or understanding, expressed or implied, that the Company will continue to employ the Employee for any period of time or at any particular position.

         8. Miscellaneous.

                  a. The Employee shall have the right, from time to time, in writing on a form designated by the Company, to name the beneficiary or beneficiaries who may be named successively or contingently, and who may be natural persons or otherwise, to receive any benefits payable to the Employee hereunder if the Employee shall die before receiving all benefits. If the Employee shall decline or fail to designate a beneficiary, the Employee's estate shall be deemed to be the Employee's beneficiary. The Employee shall have the right to change the beneficiary or beneficiaries from time to time (without the consent of any prior beneficiary); provided, however, that any change shall not become effective unless in writing and upon receipt by the Company.

                  b. The Company shall not in any manner be liable for or subject to the debts of the Employee or any beneficiary. Except as provided by the laws of descent and distribution, no benefit under this Agreement shall at any time be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, or encumbrance of any kind, nor shall any such

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

         benefit be subject to attachment or other legal process of whatever nature, and any attempted anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or other such legal process shall be void and of no force or effect whatsoever. Upon any such attempted anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or if by reason of Employee's bankruptcy, divorce or other event there is a possibility that such benefits may be received by someone other than the Employee or that such benefits may not be enjoyed by such Employee, then in any such event the benefits shall automatically terminate and be of no force or effect. The Company may, in its discretion, apply to a court of competent jurisdiction for a determination as to the rights of any person in any plan benefits, such determination shall be final and binding upon the Company and the Employee (including all beneficiaries or other persons claiming an interest).

                  c. The obligations of the Company under this Agreement constitute an unsecured promise to pay from the Company's general assets as provided herein. The Company shall have no obligation to fund or reserve any amounts for any payments hereunder and neither the Employee nor any beneficiary shall have any security interest or claim upon any account set aside for the payments hereunder or any other property of the Company. The obligations of the Company under this Agreement may be transferred or assigned to an Affiliated Company or a successor entity, which agrees to be bound by the terms hereof, provided, however, no such transfer or assignment shall operate as a release of the Company from its obligations hereunder without the written consent of the Employee, which consent shall not be unreasonably withheld.

                  d. It is the desire and intent of the parties hereto that provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement may be sought. Accordingly, to the extent any provision hereof is deemed unenforceable by limitation thereon, the parties agree that the same shall, nevertheless, be enforceable to the fullest extent permissible under the laws and public policies applied in such jurisdiction in which enforcement is sought. Furthermore, if any particular portion of this Agreement be adjudicated as invalid or unenforceable, such portion shall be deleted and such deletion shall apply only with respect to the operation of such portion in the particular jurisdiction in which such adjudication is made.

                  e. This Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof and shall supersede any and all prior oral or written understandings or agreements relating to the subject hereof. This Agreement may only be amended by written instrument signed by each of the parties hereto.

                  f. Any notice required or permitted to be provided under this Agreement shall be deemed properly furnished if in writing and if mailed by registered or certified mail, postage prepaid with return receipt requested, to the Employee at the address set forth below and to the Company at its offices at 900 Wilshire Drive, Suite 203, Troy, Michigan 48084, to the attention of its Chairman of the Board (with a copy to Timmis & Inman L.L.P., 300 Talon Centre, Detroit Michigan 48207).

                g. This Agreement shall be governed and interpreted in accordance with the laws of the State of Michigan.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Witnesses:
                                            COMPANY:
                                            TALON AUTOMOTIVE GROUP
L.L.C.


                                            By
----------------------------------            -----------------------------

                                            EMPLOYEE:


----------------------------------          -------------------------------

                                            Delmar O. Stanley
                                            Address:
                                            1816 Sudbury Court
                                            Rochester Hills, Michigan 48306






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



                                    EXHIBIT A

              AMOUNT ALLOCATED TO THE ACCOUNT AS OF JANUARY 1, 1997

        Effective as of January 1, 1997, there shall be allocated to the Account an amount equal to Five and 5/10 percent of the Value Increase (as hereinafter defined) as of December 31, 1996.

        For purposes hereof, the "Value Increase" as of the end of any particular calendar year shall be equal to that amount, if any, by which the aggregate sum of (A) the cumulative amount of the Total Distributions for calendar years 1996 through the end of the calendar year for which the Value Increase is being determined, and (B) the Fair Market Value of the Talon Automotive Group as of the end of the calendar year for which the Value Increase is being determined, shall exceed the Threshold Amount as of the end of the calendar year for which the Value Increase is being determined. The parties hereto hereby acknowledge that the Value Increase as of December 31, 1996 and the amount allocated to the Account as of January 1, 1997 has been determined as set forth on Schedule I attached hereto.

Upon the occurrence of a Termination Event, in the event that the Value Increase as of the end of the calendar year immediately preceding the Termination Event should exceed Thirty Six Million ($36,000,000) Dollars, then in such event there shall be allocated to the Account effective as of December 31, 1997 an additional amount equal to Two and 5/10 (2.5%) percent of the Value Increase as of December 31, 1996 (which is set forth on Schedule I attached hereto).

Upon the occurrence of a Termination Event and in the event of the existence of any Shortfall Amount, then the amount of the reduction of the outstanding balance of any Vested Portion of any Allocated Amounts for purposes of Section 2(d) of the Agreement shall be:

        (1) First determined to be equal to Eight (8.0%) percent of the Vested Portion of any Allocated Amounts to the Account to the extent that any Vested Portion of such Allocated Amounts have been determined pursuant to the above formula or the Agreement using such Eight (8.0) percentage; and

        (2) Thereafter determined to be equal to Five and 5/10 (5.5%) percent of the Vested Portion of any Allocated Amounts to the Account to the extent that any Vested Portion of such Allocated Amounts have been determined pursuant to the above formula using such Five and 5/10 (5.5) percentage.

                                   SCHEDULE I

              AMENDED AND RESTATED DEFERRED COMPENSATION AGREEMENT

         THIS AMENDED AND RESTATED DEFERRED COMPENSATION AGREEMENT, entered into as of the 31st day of December 1997, is by and between Talon Automotive Group L.L.C. (the "Company"), a Michigan limited liability company with offices located at 900 Wilshire Drive, Suite 203, Troy, Michigan 48084, and the undersigned (the "Employee"), an individual.

                                   WITNESSETH:

         WHEREAS, the Employee and Company entered into that certain Deferred Compensation Agreement dated January 1, 1997 (the "Agreement") in order to enable the Company to provide additional incentives to the Employee to exert his best efforts on behalf of the Company and to advance the Company's best interests; and

         WHEREAS, the Company and Employee desire to amend and restate the Agreement, upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the Agreement is hereby amended and restated as follows:

         1. Deferred Compensation Benefits. Subject to the terms and conditions set forth herein, the Employee shall be entitled to receive a deferred compensation benefit from the Company equal to the Vested Portion (as hereinafter defined) of the Allocated Amounts (as hereinafter defined), as deferred compensation benefits, payable as set forth in Section 4 hereof.

         2. Deferred Compensation Account. Subject to the terms and conditions set forth herein, the Company shall establish a deferred compensation account (the "Account") for the benefit of the Employee, and allocate certain amounts (the "Allocated Amounts") to the Account determined as follows:

            a. Effective as of January 1, 1997, the Company shall allocate to the Account an amount as determined on Exhibit A attached hereto;

            b. Commencing with the calendar year ending as of December 31, 1997 (provided that the Employee shall be employed by the Company or a member of the Talon Automotive Group on such date), and continuing for each calendar year thereafter until the earlier of an Initial Public Offering (as hereinafter defined), a Change of Control (as hereinafter defined), a Bond Offering (as hereinafter defined), or a Termination Event (as hereinafter defined), the Company shall allocate to the Account an amount equal to Designated Percentage (as hereinafter defined) of the Total Distributions (as hereinafter defined) for such calendar year; provided, however, notwithstanding the foregoing:

               i. For purposes of the calculation of the amounts to be allocated to the Account pursuant to this Section 2(b), effective as of January 1, 1998, there shall be excluded from the amount of Total Distributions the first One Million ($1,000,000) Dollars of Total Distributions following January 1, 1998;

               ii. For the calendar year in which the earlier of such Initial
            Public Offering, Change of Control, Bond Offering or Termination Event shall occur, there shall only be allocated to the Account an amount equal to the Designated Percentage of the Total Distributions through the date of such event (after taking into account any adjustment required pursuant to Section 2(b)(i) above); and

               iii. Upon the occurrence of the earlier of an Initial Public
            Offering, Change of Control, Bond Offering or Termination Event, no amounts shall be allocated to the Account pursuant to Section 2(b) hereof following the date of such event.

                  c. The outstanding balance of any Vested Portion of any Allocated Amounts shall be increased on an annual basis from and after the end of the calendar year in which such amounts became vested, until the end of the calendar year immediately preceding the Termination Event, at the rate of Six (6%) percent per annum; and

                  d. Upon the occurrence of a Termination Event, the outstanding balance of any Vested Portion of any Allocated Amounts shall be reduced by an amount equal to the Designated Percentage of any Shortfall Amount (as hereinafter defined).

         3. Definitions. For purposes hereof, the following terms shall have the following meanings:

                  a. "Bond Offering" shall mean any private or public offering by the Company (or its successors in interest) of senior subordinated notes;

                  b. "Designated Management Fees" shall mean the aggregate amount of all management and consulting fees paid by the Talon Automotive Group to Talon L.L.C. in excess of Seven Hundred Thousand ($700,000) Dollars for a particular calendar year, which amount may be amended from time to time by the Company in its reasonable discretion.

                  c. "Designated Percentage" shall mean Two and 1/10 (2.1%) percent.

                  d. "Initial Public Offering" shall mean the first instance in which the stock of the Company shall be offered for sale to the public following a successful registration of such stock with the United States Securities and Exchange Commission;

                  e. "Fair Market Value of the Talon Automotive Group" as of the end of any particular calendar year shall mean the combined fair market value of all members of the Talon Automotive Group as of such date as determined by an appraisal thereof by Roney & Co. (or such other company as designated by the Company from time to time), or in the event that the stock (or equity interests) of any member of the Talon Automotive Group shall be publicly traded at such date, then the applicable fair market value of such entity shall be equal to the closing price quotation of such stock (or equity interests) as of such date multiplied by the total number of outstanding shares of stock (or equity interests) of such entity as of such date;

                  f. "Net Shareholder Distributions" for any particular calendar year (or other period) shall be equal to the aggregate sum of all shareholder and equityholder dividends and distributions made in cash by the Talon Automotive Group to their shareholders during such period; provided, however, in the event that any member of the Talon Automotive Group shall have elected to be treated as an S Corporation pursuant to Sections 1361-1363 of the Internal Revenue Code of 1986 (as amended or superseded from time to time) for such calendar year (or other period), then Net Shareholder Distributions shall not include an aggregate amount equal to the maximum amount of all federal and state income taxes payable by such shareholders for such calendar year (or other period) as a result of such S Corporation status, using a maximum combined federal and state income tax rate equal to forty two (42%) percent, which percentage shall be subject to adjustment by the Company in its reasonable discretion based upon future changes in such maximum combined federal and state income tax rate.

                  g. "Talon Automotive Group" shall mean and include the Company, Hawthorne Metal Products Co., J & R Manufacturing, Inc., VS Holdings Inc. and, effective December 8, 1997, Production Stamping, Inc.; provided, however (i) in the event of any merger or consolidation of any of such companies, then Talon Automotive Group shall include all of such companies as so merged or consolidated, together with all of their wholly-owned subsidiaries, and (ii) in the event any such entity shall at any time cease to be under the direct or indirect control of Randolph J. Agley and/or Michael T. Timmis and/or their respective immediate families (or trusts for their benefit), then such entity shall no longer be considered a member of the Talon Automotive Group.

                  h. "Shortfall Amount" shall mean that amount, if any, by which the Threshold Amount (as hereinafter defined) as of the end of the calendar year immediately preceding the Termination Event shall be in excess of the Fair Market Value of the Talon Automotive Group as of the end of the calendar year immediately preceding the Termination Event.

                  i. "Termination Event" shall mean the termination of the Employee's employment with the Company and any member of the Talon Automotive Group for any reason.

                  j. "Threshold Amount" shall be an amount computed on an annual basis as of December 31 of each year commencing as of December 31, 1996, and shall be equal to the product of:

                     i. One and 5/100 (1.05); multiplied by

                     ii. the sum of the following:

                         a. The Threshold Amount as of December 31 of the
                     immediately preceding year; and

                         b. the aggregate amount of all additional equity
                     invested in the members of the Talon Automotive Group by their shareholders or equityholders during the immediately preceding calendar year (excluding, however, any equity invested in Production Stamping, Inc. during calendar year 1998);

         ---provided, however, the Threshold Amount as of December 31, 1995 shall be equal to Eighteen Million Five Hundred Forty Four Thousand ($18,544,000) Dollars, which represents the Fair Market Value of the Talon Automotive Group (as defined herein) as of December 31, 1995.

                  k. "Total Distributions" for any calendar year shall mean the sum of the Net Shareholder Distributions (as defined herein) for such calendar year and the Designated Management Fees (as defined herein) for such calendar year.

                  l. "Vested Portion" as of any particular date occurring on or prior to the Termination Event shall mean all Allocated Amounts which have been allocated to the Account as of that date which is three (3) years immediately preceding such date; provided, however, notwithstanding the foregoing:

                     i. In the event that the Termination Event is as a result
                  of the any of the following events:

                     a) the Employee's Disability;

                     b) the Employee's death;

                     c) a Change of Control;

                     d) the Involuntary Termination of the Employee within
                  twenty four (24) months following a Change of Control; or

                     e) a voluntary termination by the Employee of his
                  employment on or after that date upon which the Employee attains the age of sixty two (62) years;

                  ---then in any of such events, the Vested Portion as of the date of the Termination Event shall mean all Allocated Amounts which have been allocated to the Account as of the end of the immediately preceding calendar year.

                     ii. The Vested Portion of all Allocated Amounts which have been allocated to the Account as of December 31, 1997 shall mean all Allocated Amounts which have been allocated to the Account as of December 31, 1997.

                     iii. In the event of a Bond Offering, then the Vested
                  Portion as of the date of such Bond Offering shall mean all Allocated Amounts which have been allocated to the Account through the date of such Bond Offering.

         For purposes hereof, the terms "Disability", "Change of Control" and "Involuntary Termination" shall have the same meanings set forth in the Company's Equity Ownership Plan.

         4. Payment of Deferred Compensation Benefits. In the event of a Termination Event, the Vested Portion of the Allocated Amounts shall be paid to the Employee as follows:

                    a. The Vested Portion of the Allocated Amounts shall be paid to the Employee in twenty (20) equal consecutive quarterly installments commencing on the last day of the first calendar quarter which is at least ninety (90) days following the Termination Event, and continuing on the last day of each of the next succeeding nineteen (19) calendar quarters thereafter;

                    b. The unpaid balance of the Vested Portion of the Allocated Amounts shall bear interest from and after the Termination Event at a per annum rate equal to the prime rate of interest charged from time to time by the Company's primary bank, which interest shall be payable quarterly with the foregoing installments until such amount is paid in full;

                    c. Notwithstanding anything contained herein to the contrary:

                       i. The Company shall have the right in its sole
                    discretion to pay the balance of the Vested Portion of the Allocated Amounts over a shorter period than provided herein or in a lump sum payment as it may deem appropriate;

                       ii. The Company shall have the right to deduct any
                    federal, state, local or employment or withholding taxes which the Company deems are required by law to be withheld from any amounts payable to a Employee hereunder or otherwise; and

                       iii. In the event that the Employee shall voluntarily
                    terminate his employment or in the event that the Employee should be terminated for Cause (as defined in the Company's Equity Ownership Plan), in each case on or before December 31, 1998, then in either such event the Employee shall only be entitled to receive Thirty Three (33%) percent of the Vested Portion of the Allocated Amounts payable as set forth above, and all rights to receive any other amounts or payments hereunder (including, without limitation, all rights to the balance of the Vested Portion of the Allocated Amounts) shall be forfeited;

                       iv. In the event that the Employee shall voluntarily
                    terminate his employment or in the event that the Employee should be terminated for Cause (as defined in the Company's Equity Ownership Plan), in each case during calendar year 1999, then in either such event the Employee shall only be entitled to receive Sixty-Seven (67%) percent of the Vested Portion of the Allocated Amounts payable as set forth above, and all rights to receive any other amounts or payments hereunder (including, without limitation, all rights to the balance of the Vested Portion of the Allocated Amounts) shall be forfeited;

                       v. In the event that the Employee shall at any time fail
                    to comply with the terms and conditions of Sections 5 or 6 of this Agreement, then the Employee shall only be entitled to receive Fifty (50%) percent of the Vested Portion of the Allocated Amounts, payable as set forth above, and all rights to receive any other amounts or payments hereunder (including, without limitation, the balance of the Vested Portion of the Allocated Amounts) shall be forfeited; and

                       vi. In the event of a Change of Control and the Employee
                    is requested by the Company, its successor or the purchaser to continue to be employed by the Company, its successor or such purchaser for a salary and upon such other financial terms and conditions comparable to those received by the Employee from the Company at such time, for a minimum period not to exceed one (1) year following such Change of Control, the Employee shall so continue such employment, and, in the event the Employee refuses such continued employment or does not continue such employment for such minimum period, then in such event the Employee shall only be entitled to receive Fifty (50%) percent of the Vested Portion of the Allocated Amounts, and all rights to the balance of the Vested Portion of the Allocated Amounts and the Account shall be forfeited.

                    d. In the event of a Change of Control on or before the Termination Date, and provided the Employee has complied with the terms of Section 4(c)(vi) hereof, then, notwithstanding anything herein to the contrary: (i) if the Employee is requested to continue to be employed as provided in Section 4(c)(vi) hereof, then the Vested Portion of the Allocated Amounts shall be paid to the Employee in twelve (12) equal consecutive quarterly installments with the first installment commencing on the last day of the first calendar quarter which is at least ninety (90) days following the Change of Control, or
         (ii) if the Employee is not requested to continue to be employed as provided in Section 4(c)(vi) hereof, then the Vested Portion of the Allocated Amounts shall be paid to the Employee in eight (8) equal consecutive quarterly installments with the first installment commencing on the last day of the first calendar quarter which is at least ninety (90) days following the Change of Control. The Employee shall have the right, upon written notice thereof to the Company, to cause the Company to place the installments payable under this
         Section 4(d) in escrow with an independent escrow agent appointed by the Company in its discretion, in order to secure the payment of such installments to the Employee, and upon terms and conditions reasonably acceptable to the Company and the Employee.

5.       Non-Compete.

                    a. The Employee hereby acknowledges and recognizes the highly competitive nature of the businesses of the Talon Automotive Group and accordingly agrees in consideration hereof, during the period the Employee is employed by the Company or any member of the Talon Automotive Group and thereafter for the longer of two (2) years or that period in which the Employee is entitled to any payments pursuant to the terms hereof, for purposes of this Agreement, he will not directly or indirectly (except as a passive investor in less than one (1%) percent of the outstanding capital stock of a publicly traded corporation or in his capacity as an employee of the Company):



                           i. conduct, engage in, have an interest in, or aid or
                  assist any person or entity in conducting, engaging or having an interest in (whether as an owner, principal, lender, stockholder, partner, employer, employee, consultant, officer, director or otherwise) anywhere within the Territory (as hereinafter defined):

                                    (a) any business or enterprise (whether or
                           not for profit) which offers or performs any services which are the same as or similar to or competitive with those now or hereafter provided by the Company or any member of the Talon Automotive Group; or

                                    (b) any business or enterprise (whether or
                           not for profit) which develops, manufactures or sells any products which are the same as or in any manner similar to or competitive with those developed, manufactured or sold the Company or any member of the Talon Automotive Group; or

                                    (c) any other business or enterprise
                           (whether or not for profit) which is competitive with the business of the Company or any member of the Talon Automotive Group;

                           ii. Solicit, divert, take away, interfere with or
                  accept any business from any customers, suppliers, trade or patronage of the Company or any member of the Talon Automotive Group, or take any actions which are materially adverse to or materially injurious to the Company or any member of the Talon Automotive Group or which materially and adversely affect the business of the Company or any member of the Talon Automotive Group or their relationships with their employees, customers or suppliers; or

                           iii. Engage, employ, attempt to engage or employ or
                  solicit for engagement or employment any employee or sales representative of the Company or any member of the Talon Automotive Group, or induce or otherwise advise any employee or sales representative to leave the employ or engagement of the Company or any member of the Talon Automotive Group or to engage in any of the activities prohibited hereby.

                  b. For purposes hereof, the "Territory" shall mean and include the United States of America, Canada and Mexico.

                  c. It is expressly understood and agreed that although the Employee and the Company consider the provisions hereof, including the restrictions as to Territory set forth in this Section above to be reasonable for the purpose of preserving for the Company and each Affiliated Group, their businesses and goodwill and other proprietary rights.

                  d. Notwithstanding anything to the contrary in this Agreement, in the event of a violation of any of the covenants set forth in this
         Section 5 by the Employee, the Company shall have all of the remedies set forth in Section 4(c)(iii) hereof; provided, however, the remedies set forth in said Section 4(c)(iii) shall be the sole and exclusive remedies of the Company for any violation by the Employee of such covenants.

         6. Confidentiality. The Employee shall, while employed by the Company and thereafter, preserve in confidence all proprietary information heretofore or hereafter acquired by him or disclosed to him relating to machines, processes, practices, products, inventions, improvement, or developments of the Talon Automotive Group or in which the Talon Automotive Group is interested and all other confidential or proprietary information of any kind or nature pertaining to the business of the Talon Automotive Group, and the Employee will not disclose any such information to any other person without the express authorization of the Company or make use of such information for the Employee's personal benefit or for the benefit of any person other than the Talon Automotive Group or assist others in using such information.

         7. Employment. Nothing contained in this Agreement or in any modifications to this Agreement shall give the Employee any right to employment by the Company, either expressed or implied, or constitute any evidence of any agreement or understanding, expressed or implied, that the Company will continue to employ the Employee for any period of time or at any particular position.

         8.       Miscellaneous.

                  a. The Employee shall have the right, from time to time, in writing on a form designated by the Company, to name the beneficiary or beneficiaries who may be named successively or contingently, and who may be natural persons or otherwise, to receive any benefits payable to the Employee hereunder if the Employee shall die before receiving all benefits. If the Employee shall decline or fail to designate a beneficiary, the Employee's estate shall be deemed to be the Employee's beneficiary. The Employee shall have the right to change the beneficiary or beneficiaries from time to time (without the consent of any prior beneficiary); provided, however, that any change shall not become effective unless in writing and upon receipt by the Company.

                  b. The Company shall not in any manner be liable for or subject to the debts of the Employee or any beneficiary. Except as provided by the laws of descent and distribution, no benefit under this Agreement shall at any time be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, or encumbrance of any kind, nor shall any such benefit be subject to attachment or other legal process of whatever nature, and any attempted anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or other such legal process shall be void and of no force or effect whatsoever. Upon any such attempted anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or if by reason of Employee's bankruptcy, divorce or other event there is a possibility that such benefits may be received by someone other than the Employee or that such benefits may not be enjoyed by such Employee, then in any such event the benefits shall automatically terminate and be of no force or effect. The Company may, in its discretion, apply to a court of competent jurisdiction for a determination as to the rights of any person in any plan benefits, such determination shall be final and binding upon the Company and the Employee (including all beneficiaries or other persons claiming an interest).

                  c. The obligations of the Company under this Agreement constitute an unsecured promise to pay from the Company's general assets as provided herein. The Company shall have no obligation to fund or reserve any amounts for any payments hereunder and neither the Employee nor any beneficiary shall have any security interest or claim upon any account set aside for the payments hereunder or any other property of the Company. The obligations of the Company under this Agreement may be transferred or assigned to an Affiliated Company or a successor entity, which agrees to be bound by the terms hereof, provided, however, no such transfer or assignment shall operate as a release of the Company from its obligations hereunder without the written consent of the Employee, which consent shall not be unreasonably withheld.

                  d. It is the desire and intent of the parties hereto that provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement may be sought. Accordingly, to the extent any provision hereof is deemed unenforceable by limitation thereon, the parties agree that the same shall, nevertheless, be enforceable to the fullest extent permissible under the laws and public policies applied in such jurisdiction in which enforcement is sought. Furthermore, if any particular portion of this Agreement be adjudicated as invalid or unenforceable, such portion shall be deleted and such deletion shall apply only with respect to the operation of such portion in the particular jurisdiction in which such adjudication is made.

                  e. This Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof and shall supersede any and all prior oral or written understandings or agreements relating to the subject hereof. This Agreement may only be amended by written instrument signed by each of the parties hereto.

                  f. Any notice required or permitted to be provided under this Agreement shall be deemed properly furnished if in writing and if mailed by registered or certified mail, postage prepaid with return receipt requested, to the Employee at the address set forth below and to the Company at its offices at 900 Wilshire Drive, Suite 203, Troy, Michigan 48084, to the attention of its Chairman of the Board (with a copy to Timmis & Inman L.L.P., 300 Talon Centre, Detroit Michigan 48207).

                  g. This Agreement shall be governed and interpreted in accordance with the laws of the State of Michigan.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Witnesses:
                                            COMPANY:
                                            TALON AUTOMOTIVE GROUP L.L.C.

                                           By
----------------------------------           --------------------------------

                                            EMPLOYEE:


----------------------------------          -------------------------------
                                            Kris R. Pfaehler
                                            Address:
                                            776 Trombley
                                            Grosse Pointe, Michigan 48230

                                    EXHIBIT A

              AMOUNT ALLOCATED TO THE ACCOUNT AS OF JANUARY 1, 1997

        Effective as of January 1, 1997, there shall be allocated to the Account an amount equal to One and 2/10 (1.2%) percent of the Value Increase (as hereinafter defined) as of December 31, 1996.

        For purposes hereof, the "Value Increase" as of the end of any particular calendar year shall be equal to that amount, if any, by which the aggregate sum of (A) the cumulative amount of the Total Distributions for calendar years 1996 through the end of the calendar year for which the Value Increase is being determined, and (B) the Fair Market Value of the Talon Automotive Group as of the end of the calendar year for which the Value Increase is being determined, shall exceed the Threshold Amount as of the end of the calendar year for which the Value Increase is being determined. The parties hereto hereby acknowledge that the Value Increase as of December 31, 1996 and the amount allocated to the Account as of January 1, 1997 has been determined as set forth on Schedule I attached hereto.

Upon the occurrence of a Termination Event, in the event that the Value Increase as of the end of the calendar year immediately preceding the Termination Event should exceed Eighteen Million ($18,000,000) Dollars, then in such event there shall be allocated to the Account effective as of December 31, 1997 an additional amount equal to 9/10 of One (.9%) percent of the Value Increase as of December 31, 1996 (which is set forth on Schedule I attached hereto).

Upon the occurrence of a Termination Event and in the event of the existence of any Shortfall Amount, then the amount of the reduction of the outstanding balance of any Vested Portion of any Allocated Amounts for purposes of Section 2(d) of the Agreement shall be:

        (1) First determined to be equal to Two and 1/10 (2.1%) percent of the Vested Portion of any Allocated Amounts to the Account to the extent that any Vested Portion of such Allocated Amounts have been determined pursuant to the above formula or the Agreement using such Two and 1/10 (2.1) percentage; and

        (2) Thereafter determined to be equal to One and 2/10 (1.2%) percent of the Vested Portion of any Allocated Amounts to the Account to the extent that any Vested Portion of such Allocated Amounts have been determined pursuant to the above formula using such One and 2/10 (1.2) percentage.

                                   SCHEDULE I

              AMENDED AND RESTATED DEFERRED COMPENSATION AGREEMENT

     THIS AMENDED AND RESTATED DEFERRED COMPENSATION AGREEMENT, entered into as of the 31st day of December 1997, is by and between Talon Automotive Group L.L.C. (the "Company"), a Michigan limited liability company with offices located at 900 Wilshire Drive, Suite 203, Troy, Michigan 48084, and the undersigned (the "Employee"), an individual.

                                   WITNESSETH:

     WHEREAS, the Employee and Company entered into that certain Deferred Compensation Agreement dated January 1, 1997 (the "Agreement") in order to enable the Company to provide additional incentives to the Employee to exert his best efforts on behalf of the Company and to advance the Company's best interests; and

     WHEREAS, the Company and Employee desire to amend and restate the Agreement, upon the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the Agreement is hereby amended and restated as follows:

     1. Deferred Compensation Benefits. Subject to the terms and conditions set forth herein, the Employee shall be entitled to receive a deferred compensation benefit from the Company equal to the Vested Portion (as hereinafter defined) of the Allocated Amounts (as hereinafter defined), as deferred compensation benefits, payable as set forth in Section 4 hereof.

     2. Deferred Compensation Account. Subject to the terms and conditions set forth herein, the Company shall establish a deferred compensation account (the "Account") for the benefit of the Employee, and allocate certain amounts (the "Allocated Amounts") to the Account determined as follows:

          a. Effective as of January 1, 1997, the Company shall allocate to the Account an amount as determined on Exhibit A attached hereto;

          b. Commencing with the calendar year ending as of December 31, 1997 (provided that the Employee shall be employed by the Company or a member of the Talon Automotive Group on such date), and continuing for each calendar year thereafter until the earlier of an Initial Public Offering (as hereinafter defined), a Change of Control (as hereinafter defined), a Bond Offering (as hereinafter defined), or a Termination Event (as hereinafter defined), the Company shall allocate to the Account an amount equal to Designated Percentage (as hereinafter defined) of the Total Distributions (as hereinafter defined) for such calendar year; provided, however, notwithstanding the foregoing:

                          i. For purposes of the calculation of the amounts to
                  be allocated to the Account pursuant to this Section 2(b), effective as of January 1, 1998, there shall be excluded from the amount of Total Distributions the first One Million ($1,000,000) Dollars of Total Distributions following January 1, 1998;

                          ii. For the calendar year in which the earlier of
                  such Initial Public Offering, Change of Control, Bond Offering or Termination Event shall occur, there shall only be allocated to the Account an amount equal to the Designated Percentage of the Total Distributions through the date of such event (after taking into account any adjustment required pursuant to Section 2(b)(i) above); and

                           iii. Upon the occurrence of the earlier of an Initial
                  Public Offering, Change of Control, Bond Offering or Termination Event, no amounts shall be allocated to the Account pursuant to Section 2(b) hereof following the date of such event.

                  c. The outstanding balance of any Vested Portion of any Allocated Amounts shall be increased on an annual basis from and after the end of the calendar year in which such amounts became vested, until the end of the calendar year immediately preceding the Termination Event, at the rate of Six (6%) percent per annum; and

                  d. Upon the occurrence of a Termination Event, the outstanding balance of any Vested Portion of any Allocated Amounts shall be reduced by an amount equal to the Designated Percentage of any Shortfall Amount (as hereinafter defined).

         3. Definitions. For purposes hereof, the following terms shall have the following meanings:

                  a. "Bond Offering" shall mean any private or public offering by the Company (or its successors in interest) of senior subordinated notes;

                  b. "Designated Management Fees" shall mean the aggregate amount of all management and consulting fees paid by the Talon Automotive Group to Talon L.L.C. in excess of Seven Hundred Thousand ($700,000) Dollars for a particular calendar year, which amount may be amended from time to time by the Company in its reasonable discretion.

                  c. "Designated Percentage" shall mean Two and 5/10 (2.5%) percent.

                  d. "Initial Public Offering" shall mean the first instance in which the stock of the Company shall be offered for sale to the public following a successful registration of such stock with the United States Securities and Exchange Commission;

                  e. "Fair Market Value of the Talon Automotive Group" as of the end of any particular calendar year shall mean the combined fair market value of all members of the Talon Automotive Group as of such date as determined by an appraisal thereof by Roney & Co. (or such other company as designated by the Company from time to time), or in the event that the stock (or equity interests) of any member of the Talon Automotive Group shall be publicly traded at such date, then the applicable fair market value of such entity shall be equal to the closing price quotation of such stock (or equity interests) as of such date multiplied by the total number of outstanding shares of stock (or equity interests) of such entity as of such date;

                  f. "Net Shareholder Distributions" for any particular calendar year (or other period) shall be equal to the aggregate sum of all shareholder and equityholder dividends and distributions made in cash by the Talon Automotive Group to their shareholders during such period; provided, however, in the event that any member of the Talon Automotive Group shall have elected to be treated as an S Corporation pursuant to Sections 1361-1363 of the Internal Revenue Code of 1986 (as amended or superseded from time to time) for such calendar year (or other period), then Net Shareholder Distributions shall not include an aggregate amount equal to the maximum amount of all federal and state income taxes payable by such shareholders for such calendar year (or other period) as a result of such S Corporation status, using a maximum combined federal and state income tax rate equal to forty two (42%) percent, which percentage shall be subject to adjustment by the Company in its reasonable discretion based upon future changes in such maximum combined federal and state income tax rate.

                  g. "Talon Automotive Group" shall mean and include the Company, Hawthorne Metal Products Co., J & R Manufacturing, Inc., VS Holdings Inc. and, effective December 8, 1997, Production Stamping, Inc.; provided, however (i) in the event of any merger or consolidation of any of such companies, then Talon Automotive Group shall include all of such companies as so merged or consolidated, together with all of their wholly-owned subsidiaries, and (ii) in the event any such entity shall at any time cease to be under the direct or indirect control of Randolph J. Agley and/or Michael T. Timmis and/or their respective immediate families (or trusts for their benefit), then such entity shall no longer be considered a member of the Talon Automotive Group.

                  h. "Shortfall Amount" shall mean that amount, if any, by which the Threshold Amount (as hereinafter defined) as of the end of the calendar year immediately preceding the Termination Event shall be in excess of the Fair Market Value of the Talon Automotive Group as of the end of the calendar year immediately preceding the Termination Event.

                  i. "Termination Event" shall mean the termination of the Employee's employment with the Company and any member of the Talon Automotive Group for any reason.

                  j. "Threshold Amount" shall be an amount computed on an annual basis as of December 31 of each year commencing as of December 31, 1995, and shall be equal to the product of:

                           i.       One and 5/100 (1.05); multiplied by

                           ii.      the sum of the following:

                                    a.  The Threshold Amount as of December 31
                           of the immediately preceding year; and

                                    b. the aggregate amount of all additional
                           equity invested in the members of the Talon
                           Automotive Group by their shareholders or equityholders during the immediately preceding calendar year (excluding, however, any equity invested in Production Stamping, Inc. during calendar year 1998);

         ---provided, however, the Threshold Amount as of December 31, 1994 shall be equal to Sixteen Million Three Hundred Fifteen Thousand ($16,315,000) Dollars, which represents the Fair Market Value of the Talon Automotive Group (as defined herein) as of December
         31, 1994.

                  k. "Total Distributions" for any calendar year shall mean the sum of the Net Shareholder Distributions (as defined herein) for such calendar year and the Designated Management Fees (as defined herein) for such calendar year.

                  l. "Vested Portion" as of any particular date occurring on or prior to the Termination Event shall mean all Allocated Amounts which have been allocated to the Account as of that date which is three (3) years immediately preceding such date; provided, however, notwithstanding the foregoing:

                           i. In the event that the Termination Event is as a result of the any of the following events:

                           a)   the Employee's Disability;

                           b)   the Employee's death;

                           c)   a Change of Control;

                           d) the Involuntary Termination of the Employee within twenty four (24) months following a Change of Control; or

                           e) a voluntary termination by the Employee of his employment on or after that date upon which the Employee attains the age of sixty two (62) years;

                  ---then in any of such events, the Vested Portion as of the date of the Termination Event shall mean all Allocated Amounts which have been allocated to the Account as of the end of the immediately preceding calendar year.

                           ii. The Vested Portion of all Allocated Amounts which
                  have been allocated to the Account as of December 31, 1997 shall mean all Allocated Amounts which have been allocated to the Account as of December 31, 1997.

                           iii. In the event of a Bond Offering, then the Vested
                  Portion as of the date of such Bond Offering shall mean all Allocated Amounts which have been allocated to the Account through the date of such Bond Offering.

For purposes hereof, the terms "Disability", "Change of Control" and "Involuntary

     Termination" shall have the same meanings set forth in the Company's Equity Ownership Plan.

     4. Payment of Deferred Compensation Benefits. In the event of a Termination Event, the Vested Portion of the Allocated Amounts shall be paid to the Employee as follows:

                  a. The Vested Portion of the Allocated Amounts shall be paid to the Employee in twenty (20) equal consecutive quarterly installments commencing on the last day of the first calendar quarter which is at least ninety (90) days following the Termination Event, and continuing on the last day of each of the next succeeding nineteen (19) calendar quarters thereafter;

                  b. The unpaid balance of the Vested Portion of the Allocated Amounts shall bear interest from and after the Termination Event at a per annum rate equal to the prime rate of interest charged from time to time by the Company's primary bank, which interest shall be payable quarterly with the foregoing installments until such amount is paid in full;

                  c. Notwithstanding anything contained herein to the contrary:

                           i. The Company shall have the right in its sole
                  discretion to pay the balance of the Vested Portion of the Allocated Amounts over a shorter period than provided herein or in a lump sum payment as it may deem appropriate;

                           ii. The Company shall have the right to deduct any
                  federal, state, local or employment or withholding taxes which the Company deems are required by law to be withheld from any amounts payable to a Employee hereunder or otherwise; and

                           iii. In the event that the Employee shall voluntarily
                  terminate his employment or in the event that the Employee should be terminated for Cause (as defined in the Company's Equity Ownership Plan), in each case on or before December 31, 1998, then in either such event the Employee shall only be entitled to receive Thirty Three (33%) percent of the Vested Portion of the Allocated Amounts payable as set forth above, and all rights to receive any other amounts or payments hereunder (including, without limitation, all rights to the balance of the Vested Portion of the Allocated Amounts) shall be forfeited;

                           iv. In the event that the Employee shall voluntarily
                  terminate his employment or in the event that the Employee should be terminated for Cause (as defined in the Company's Equity Ownership Plan), in each case during calendar year 1999, then in either such event the Employee shall only be entitled to receive Sixty-Seven (67%) percent of the Vested Portion of the Allocated Amounts payable as set forth above, and all rights to receive any other amounts or payments hereunder (including, without limitation, all rights to the balance of the Vested Portion of the Allocated Amounts) shall be forfeited;

                           v. In the event that the Employee shall at any time
                  fail to comply with the
                  terms and conditions of Sections 5 or 6 of this Agreement, then the Employee shall only be entitled to receive Fifty (50%) percent of the Vested Portion of the Allocated Amounts, payable as set forth above, and all rights to receive any other amounts or payments hereunder (including, without limitation, the balance of the Vested Portion of the Allocated Amounts) shall be forfeited; and

                           vi. In the event of a Change of Control and the
                  Employee is requested by the Company, its successor or the purchaser to continue to be employed by the Company, its successor or such purchaser for a salary and upon such other financial terms and conditions comparable to those received by the Employee from the Company at such time, for a minimum period not to exceed one (1) year following such Change of Control, the Employee shall so continue such employment, and, in the event the Employee refuses such continued employment or does not continue such employment for such minimum period, then in such event the Employee shall only be entitled to receive Fifty (50%) percent of the Vested Portion of the Allocated Amounts, and all rights to the balance of the Vested Portion of the Allocated Amounts and the Account shall be forfeited.

                  d. In the event of a Change of Control on or before the Termination Date, and provided the Employee has complied with the terms of Section 4(c)(vi) hereof, then, notwithstanding anything herein to the contrary: (i) if the Employee is requested to continue to be employed as provided in Section 4(c)(vi) hereof, then the Vested Portion of the Allocated Amounts shall be paid to the Employee in twelve (12) equal consecutive quarterly installments with the first installment commencing on the last day of the first calendar quarter which is at least ninety (90) days following the Change of Control, or
         (ii) if the Employee is not requested to continue to be employed as provided in Section 4(c)(vi) hereof, then the Vested Portion of the Allocated Amounts shall be paid to the Employee in eight (8) equal consecutive quarterly installments with the first installment commencing on the last day of the first calendar quarter which is at least ninety (90) days following the Change of Control. The Employee shall have the right, upon written notice thereof to the Company, to cause the Company to place the installments payable under this Section 4(d) in escrow with an independent escrow agent appointed by the Company in its discretion, in order to secure the payment of such installments to the Employee, and upon terms and conditions reasonably acceptable to the Company and the Employee.

5.       Non-Compete.

                  a. The Employee hereby acknowledges and recognizes the highly competitive nature of the businesses of the Talon Automotive Group and accordingly agrees in consideration hereof, during the period the Employee is employed by the Company or any member of the Talon Automotive Group and thereafter for the longer of two (2) years or that period in which the Employee is entitled to any payments pursuant to the terms hereof, for purposes of this Agreement, he will not directly or indirectly (except as a passive investor in less than one (1%) percent of the outstanding capital stock of a publicly traded corporation or in his capacity as an employee of the Company):

                           i. conduct, engage in, have an interest in, or aid or
                  assist any person or entity in conducting, engaging or having an interest in (whether as an owner, principal, lender, stockholder, partner, employer, employee, consultant, officer, director or otherwise) anywhere within the Territory (as hereinafter defined):

                                    (a) any business or enterprise (whether or
                           not for profit) which offers or performs any services which are the same as or similar to or competitive with those now or hereafter provided by the Company or any member of the Talon Automotive Group; or

                                    (b) any business or enterprise (whether or
                           not for profit) which develops, manufactures or sells any products which are the same as or in any manner similar to or competitive with those developed, manufactured or sold the Company or any member of the Talon Automotive Group; or

                                    (c) any other business or enterprise
                           (whether or not for profit) which is competitive with the business of the Company or any member of the Talon Automotive Group;

                           ii. Solicit, divert, take away, interfere with or
                  accept any business from any customers, suppliers, trade or patronage of the Company or any member of the Talon Automotive Group, or take any actions which are materially adverse to or materially injurious to the Company or any member of the Talon Automotive Group or which materially and adversely affect the business of the Company or any member of the Talon Automotive Group or their relationships with their employees, customers or suppliers; or

                           iii. Engage, employ, attempt to engage or employ or
                  solicit for engagement or employment any employee or sales representative of the Company or any member of the Talon Automotive Group, or induce or otherwise advise any employee or sales representative to leave the employ or engagement of the Company or any member of the Talon Automotive Group or to engage in any of the activities prohibited hereby.

                  b. For purposes hereof, the "Territory" shall mean and include the United States of America, Canada and Mexico.

                  c. It is expressly understood and agreed that although the Employee and the Company consider the provisions hereof, including the restrictions as to Territory set forth in this Section above to be reasonable for the purpose of preserving for the Company and each Affiliated Group, their businesses and goodwill and other proprietary rights.

                  d. Notwithstanding anything to the contrary in this Agreement, in the event of a violation of any of the covenants set forth in this
         Section 5 by the Employee, the Company shall have all of the remedies set forth in Section 4(c)(iii) hereof; provided, however, the remedies set forth in said Section 4(c)(iii) shall be the sole and exclusive remedies of the Company for any violation by the Employee of such covenants.

         6. Confidentiality. The Employee shall, while employed by the Company and thereafter, preserve in confidence all proprietary information heretofore or hereafter acquired by him or disclosed to him relating to machines, processes, practices, products, inventions, improvement, or developments of the Talon Automotive Group or in which the Talon Automotive Group is interested and all other confidential or proprietary information of any kind or nature pertaining to the business of the Talon Automotive Group, and the Employee will not disclose any such information to any other person without the express authorization of the Company or make use of such information for the Employee's personal benefit or for the benefit of any person other than the Talon Automotive Group or assist others in using such information.

         7. Employment. Nothing contained in this Agreement or in any modifications to this Agreement shall give the Employee any right to employment by the Company, either expressed or implied, or constitute any evidence of any agreement or understanding, expressed or implied, that the Company will continue to employ the Employee for any period of time or at any particular position.

         8. Miscellaneous.

            a. The Employee shall have the right, from time to time, in writing on a form designated by the Company, to name the beneficiary or beneficiaries who may be named successively or contingently, and who may be natural persons or otherwise, to receive any benefits payable to the Employee hereunder if the Employee shall die before receiving all benefits. If the Employee shall decline or fail to designate a beneficiary, the Employee's estate shall be deemed to be the Employee's beneficiary. The Employee shall have the right to change the beneficiary or beneficiaries from time to time (without the consent of any prior beneficiary); provided, however, that any change shall not become effective unless in writing and upon receipt by the Company.

            b. The Company shall not in any manner be liable for or subject to the debts of the Employee or any beneficiary. Except as provided by the laws of descent and distribution, no benefit under this Agreement shall at any time be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, or encumbrance of any kind, nor shall any such benefit be subject to attachment or other legal process of whatever nature, and any attempted anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or other such legal process shall be void and of no force or effect whatsoever. Upon any such attempted anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or if by reason of Employee's bankruptcy, divorce or other event there is a possibility that such benefits may be received by someone other than the Employee or that such benefits may not be enjoyed by such Employee, then in any such event the benefits shall automatically terminate and be of no force or effect. The Company may, in its discretion, apply to a court of competent jurisdiction for a determination as to the rights of any person in any plan benefits, such determination shall be final and binding upon the Company and the Employee (including all beneficiaries or other persons claiming an interest).

                  c. The obligations of the Company under this Agreement constitute an unsecured promise to pay from the Company's general assets as provided herein. The Company shall have no obligation to fund or reserve any amounts for any payments hereunder and neither the Employee nor any beneficiary shall have any security interest or claim upon any account set aside for the payments hereunder or any other property of the Company. The obligations of the Company under this Agreement may be transferred or assigned to an Affiliated Company or a successor entity, which agrees to be bound by the terms hereof, provided, however, no such transfer or assignment shall operate as a release of the Company from its obligations hereunder without the written consent of the Employee, which consent shall not be unreasonably withheld.

                  d. It is the desire and intent of the parties hereto that provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement may be sought. Accordingly, to the extent any provision hereof is deemed unenforceable by limitation thereon, the parties agree that the same shall, nevertheless, be enforceable to the fullest extent permissible under the laws and public policies applied in such jurisdiction in which enforcement is sought. Furthermore, if any particular portion of this Agreement be adjudicated as invalid or unenforceable, such portion shall be deleted and such deletion shall apply only with respect to the operation of such portion in the particular jurisdiction in which such adjudication is made.

                  e. This Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof and shall supersede any and all prior oral or written understandings or agreements relating to the subject hereof. This Agreement may only be amended by written instrument signed by each of the parties hereto.

                  f. Any notice required or permitted to be provided under this Agreement shall be deemed properly furnished if in writing and if mailed by registered or certified mail, postage prepaid with return receipt requested, to the Employee at the address set forth below and to the Company at its offices at 900 Wilshire Drive, Suite 203, Troy, Michigan 48084, to the attention of its Chairman of the Board (with a copy to Timmis & Inman L.L.P., 300 Talon Centre, Detroit Michigan 48207).

                  g. This Agreement shall be governed and interpreted in accordance with the laws of the State of Michigan.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Witnesses:
                                                COMPANY:
L.L.C.                                          TALON AUTOMOTIVE GROUP


---------------------------------               By
                                                  ------------------------------
                                                EMPLOYEE:


---------------------------------               --------------------------------

                                                David J. Woodward
                                                Address:
                                                3 Rathbone Place
                                                Grosse Pointe, Michigan 48230

                                    EXHIBIT A

              AMOUNT ALLOCATED TO THE ACCOUNT AS OF JANUARY 1, 1997

        Effective as of January 1, 1997, there shall be allocated to the Account an amount equal to One and 4/10 (1.4%) of the Value Increase (as hereinafter defined) as of December 31, 1996.

        For purposes hereof, the "Value Increase" as of the end of any particular calendar year shall be equal to that amount, if any, by which the aggregate sum of (A) the cumulative amount of the Total Distributions for calendar years 1995 through the end of the calendar year for which the Value Increase is being determined, and (B) the Fair Market Value of the Talon Automotive Group as of the end of the calendar year for which the Value Increase is being determined, shall exceed the Threshold Amount as of the end of the calendar year for which the Value Increase is being determined. The parties hereto hereby acknowledge that the Value Increase as of December 31, 1996 and the amount allocated to the Account as of January 1, 1997 has been determined as set forth on Schedule I attached hereto.

Upon the occurrence of a Termination Event, in the event that the Value Increase as of the end of the calendar year immediately preceding the Termination Event should exceed Eighteen Million ($18,000,000) Dollars, then in such event there shall be allocated to the Account effective as of December 31, 1997 an additional amount equal to One and 1/10 (1.1%) percent of the Value Increase as of December 31, 1996 (which is set forth on Schedule I attached hereto).

Upon the occurrence of a Termination Event and in the event of the existence of any Shortfall Amount, then the amount of the reduction of the outstanding balance of any Vested Portion of any Allocated Amounts for purposes of Section 2(d) of the Agreement shall be:

        (1) First determined to be equal to Two and 5/10 (2.5%) percent of the Vested Portion of any Allocated Amounts to the Account to the extent that any Vested Portion of such Allocated Amounts have been determined pursuant to the above formula or the Agreement using such Two and 5/10 (2.5) percentage; and

        (2) Thereafter determined to be equal to One and 4/10 (1.4%) percent of the Vested Portion of any Allocated Amounts to the Account to the extent that any Vested Portion of such Allocated Amounts have been determined pursuant to the above formula using such One and 4/10 (1.4) percentage.

                                   SCHEDULE I